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SCHEDULE 13D (CONTINUED)                                     PAGE 13 OF 13 PAGES


EXHIBIT 1

                             JOINT FILING AGREEMENT

        In accordance with Rule 13d-1(f) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13D referred to below) on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the common stock, par value $.01 per share, of Sight Resource Corporation, a Delaware corporation, and that this Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of the 2nd day of January, 2003

                               CARLYLE VENTURE PARTNERS, L.P.,
                             a Cayman Islands exempted limited partnership

                             By: TCG Ventures, Ltd., as the General Partner

                                       By: /S/ JOHN HARRIS
                                          ----------------------------
                                       Name: John Harris
                                       Title: Managing Director


                               C/S VENTURE INVESTORS, L.P.,
                             a Cayman Islands exempted limited partnership

                             By: TCG Ventures, Ltd., as the General Partner

                                       By: /S/ JOHN HARRIS
                                          ----------------------------
                                       Name: John Harris
                                       Title: Managing Director


                               CARLYLE U.S. VENTURE PARTNERS, L.P.,
                             a Delaware limited partnership

                             By: TCG Ventures, L.L.C., as the General Partner

                                       By: /S/ JOHN HARRIS
                                          ----------------------------
                                       Name: John Harris
                                       Title: Managing Director


                               CARLYLE VENTURE COINVESTMENT, L.L.C.,
                             a Delaware limited liability company

                             By: TCG Ventures, L.L.C., as the Managing Member

                                       By: /S/ JOHN HARRIS
                                          ----------------------------
                                       Name: John Harris
                                       Title: Managing Director





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